Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of uniQure N.V. (the “Company”) on Form 10-K for the period ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Matthew Kapusta, Chief Executive Officer, and Christian Klemt, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1                                                   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2                                                   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ MATTHEW KAPUSTA

Matthew Kapusta
Chief Executive Officer
(Principal Executive Officer) February 25, 2022
By:	/s/ CHRISTIAN KLEMT

Christian Klemt
Chief Financial Officer
(Principal Financial Officer)
February 25, 2022

A signed original of this written statement required by Section 906 has been provided to uniQure N.V. and will be retained by uniQure N.V. and furnished to the SEC or its staff upon request.